Exhibit 10.26

certain identified information, marked herein with [***], has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.

SUPPLEMENTAL OLED MATERIAL PURCHASE AGREEMENT

THIS SUPPLEMENTAL OLED MATERIAL PURCHASE AGREEMENT (this “Agreement”) is entered into effective as of January 1, 2023 (the “Effective Date”), by and between Samsung Display Co., Ltd. (“SDC”), an entity incorporated under the laws of the Republic of Korea and having a place of business at 1 Samsung-ro, Giheung-gu, Yongin-si, Gyeonggi-do, 17113, Korea, and UDC Ireland Limited (“UDC”), an entity incorporated under the laws of Ireland and having a place of business at Suite 14, Plaza 256, Blanchardstown Corporate Park 2, Ballycoolin, Dublin 15, D15PR23, Ireland.

BACKGROUND

WHEREAS, UDC makes and sells certain materials for use in organic light emitting devices;

WHEREAS, SDC desires to purchase these materials from UDC on the terms and conditions set forth herein;

WHEREAS, UDC and SDC have on the date hereof entered into an OLED PATENT LICENSE AGREEMENT (the “Main Agreement”) to which this Agreement is a supplement; and

WHEREAS, terms not defined herein shall have the meanings ascribed to them in the Main Agreement.

NOW, THEREFORE, intending to be legally bound, SDC and UDC agree as follows:

AGREEMENT

1.
Purchase of Commercial Materials
1.1
[***]
1.1.1
[***]
1.1.2
[***]
1.1.3
[***]
1.2
Supply of Existing Phosphorescent Materials. UDC shall continue to supply or have its Affiliates continue to supply Existing Phosphorescent Material(s) in the same quality and quantity required by SDC consistent with SDC’s forecasts provided to UDC or its Affiliates. [***]

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1.3
Reservation of Rights. Nothing herein shall be construed as a license by UDC, express or implied, for SDC, any Permitted Sublicensee or any third party to manufacture and/or sell to SDC, such Permitted Sublicensee or any other person or entity any Phosphorescent Material or other OLED material covered by the UDC Patents or in which UDC otherwise has a proprietary interest. UDC acknowledges that it is responsible in its discretion for enforcing the UDC Patents and its other proprietary rights against other suppliers endeavoring to make or sell any such material without appropriate license rights from UDC, and that neither SDC nor its Permitted Sublicensees is responsible for such enforcement. Nevertheless, SDC shall refrain from, and shall cause its Permitted Sublicensees to refrain from, encouraging other suppliers to make or develop Phosphorescent Material with the knowledge that the manufacture or development of such material shall use or need to use any UDC intellectual property right.
1.4
[***]
1.5
[***]
2.
Material Purchase Commitments
2.1
UDC Development and Supply Commitment. During the term of this Agreement, UDC shall work diligently to develop and supply [***] red and green Phosphorescent Materials to SDC and its Permitted Sublicensees for the manufacture of Licensed Products. The Parties shall cooperate to regularly discuss SDC’s requirements for Phosphorescent Materials, [***]. UDC will in good faith consider SDC’s requirements in planning and prioritizing its development of new Phosphorescent Materials.
2.2
SDC Purchase Commitment. During the term of this Agreement, SDC and/or its Permitted Sublicensees shall purchase from UDC and/or its Affiliates a minimum quantity of Phosphorescent Materials (red, green and, if separately agreed by the parties, blue) for the manufacture of Licensed Products, as set forth in greater detail in Exhibit A attached hereto. Except as may otherwise be specified in Exhibit A hereto, this minimum purchase commitment shall be irrevocable and unconditional, provided however that in the event that UDC and its Affiliates are unable for any reason not due to SDC’s fault, [***], to supply Phosphorescent Material to SDC in sufficient quantity, consistent with SDC’s reasonable forecasts, to allow SDC to fulfill its minimum purchase commitment hereunder, SDC shall be relieved from the minimum purchase commitment to the extent of such inability.
2.3
Indirect Purchase of Material. In the event the parties agree that Phosphorescent Material is to be supplied [***], the parties agree that (1) UDC’s or its Affiliates’ obligation to supply such Phosphorescent Material under this Agreement is fulfilled and met; and (2) such purchase shall count towards the minimum purchase commitment by SDC under this Agreement to the extent of the purchase payment actually received by UDC or its Affiliates.
3.
Indemnification
3.1
Good Faith Negotiation Obligation. UDC acknowledges and agrees that, with respect to the Phosphorescent Material supplied by UDC and/or its Affiliates to SDC under the Purchase Agreement, UDC shall have an obligation to indemnify SDC and its Permitted Sublicensees as set forth in the Purchase Agreement. The terms and the extent of such

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indemnification obligation shall be negotiated in good faith by the parties. The parties shall begin such negotiation within sixty (60) days from execution of this Agreement. Subject to further negotiation by the parties, such indemnification obligation shall be as set forth below.
3.1.1
UDC shall defend and/or settle any third-party claim or action brought against SDC, its Permitted Sublicensees, their Affiliates, and/or their respective officers, directors, employees, agents, representatives and customers (each, a “SDC Indemnified Person”), to the extent such claim or action concerns a UDC and/or its Affiliate’s-supplied Phosphorescent Material infringing or allegedly infringing the patent rights of any third party (“Third-Party Claimant”), but excluding any such claim or action where (A) the infringement or alleged infringement would not have occurred but for SDC’s or its Permitted Sublicensee’s combination of such UDC and/or its Affiliates-supplied Phosphorescent Material with materials, elements or features that are not [***]; (B) SDC or its Permitted Sublicensees knew of the infringement or alleged infringement (but only from the date such knowledge is obtained), unless [***]; or (C) the infringement or alleged infringement is based on products sold by SDC or its Permitted Sublicensees, directly or indirectly, to the Third-Party Claimant or its Affiliates, but only to the extent of such products sold to the Third-Party Claimant or its Affiliates.
3.1.2
In addition, UDC shall indemnify and hold harmless SDC and the SDC Indemnified Persons from and against any damages and/or settlement amounts payable by any of them to third parties in connection with any such claim or action, provided that UDC shall have the option to control the defense of, and to settle, the claim or action. Any settlement of such claim or action by SDC is subject to UDC’s prior approval.
3.1.3
With respect to any claim or action subject to indemnification hereunder, SDC shall promptly notify UDC in writing, specifying the nature of the claim or action and, to the extent known, the total monetary amount and/or other relief being sought by the Third-Party Claimant. SDC and any affected SDC Indemnified Persons (1) shall reasonably cooperate with UDC, at UDC’s expense, in connection with the defense and/or settlement of the claim or action; and (2) shall have the right to employ separate counsel to provide input into the defense and/or settlement of the claim or action, at their own cost.
3.1.4
Notwithstanding the foregoing, UDC’s total liability with respect to any and all claims or actions subject to indemnification hereunder shall not exceed the greater of (a) [***] of the purchase price paid by SDC during the Term for the UDC’s and/or its Affiliate’s -supplied Phosphorescent Material(s) giving rise to such claims or actions; or (b) [***].
4.
Miscellaneous
4.1
Term. The term of this Agreement shall run for the same length as the Term of the Main Agreement. For avoidance of doubt, in the event the Main Agreement is terminated, this Agreement shall terminate at the same time such termination of the Main Agreement occurs.
4.2
[***]
4.3
Survival. The following provisions of this Agreement shall survive the expiration or earlier termination of this Agreement: (a) Sections 1.2 and 4.4; (b) any unfulfilled payment

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obligations of SDC to the extent not excused due to UDC’s breach; and (c) any other provisions necessary to interpret the respective rights and obligations of the parties hereunder.
4.4
Incorporation by Reference. The provisions of Articles 5, 6, 7 and 9 of the Main Agreement are incorporated herein by reference.
4.5
Acknowledgment. Notwithstanding Sections 9.8 and 9.9 of the Main Agreement, both parties acknowledge and agree that the financial terms of this Agreement were determined through arm’s length negotiations between the parties, and that such terms are part of an overall financial arrangement between the parties that is encompassed within this Agreement and the Main Agreement.
4.6
[***].

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives:

Samsung Display Co., Ltd. UDC Ireland Limited

By: /s/ Joo Sun Choi By: /s/ Sidney D. Rosenblatt

Name: JOO SUN CHOI Name: SIDNEY D. ROSENBLATT

Title: President and CEO Title: Director

Date: December 2, 2022 Date: December 2, 2022

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Exhibit A

Material Purchase Commitment

During the Term, [***], SDC’s minimum purchase commitment shall be [***]. Failure to meet the foregoing requirements shall constitute a material breach of this Agreement.

[***]

Material Pricing

The pricing charged to SDC or its Permitted Sublicensees for red and green non-solution process Phosphorescent Materials for the manufacture of Licensed Products shall be set forth in the Supply Agreement, [***].

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